The Guardian Small Cap Stock Fund

                     Supplement dated July 15, 1999
                        to Prospectus dated May 1, 1999
  This Supplement should be retained with the Prospectus for future reference.

The following replaces the last paragraph under the section "Fund Management and the Investment Adviser" on page 5 of The Guardian Small Cap Stock Fund prospectus:

Larry A. Luxenberg and Catherine McRae are co-managers of The Guardian Small Cap Stock Fund. Larry A. Luxenberg, who oversees the Fund's management, has managed or co-managed this Fund since its inception in May 1997. He also co-manages The Park Avenue Fund. Mr. Luxenberg, Vice President, Equity Securities, has been with Guardian Life for the past 15 years.

Catherine McRae, who has primary responsibility for the day-to-day operations of the Fund has been an equity analyst with Guardian Life since May 1998. From 1992 to 1994 she was a senior equity analyst and managing director at ING Baring Furman Selz. Prior to that, she worked 11 years as an equity analyst and 6 years in corporate finance for various companies.

Allen Klee and Daniel Breslin round out the Small Cap Stock Fund's management team. Allen Klee has been Director, Equity Securities, Investments, for Guardian Life since August 1998. From June 1995 until August 1998 he was Director, Fixed Income Credit Analysis, Investments. He began working for Guardian Life in 1993 as a Senior Credit Analyst, Investments. Daniel Breslin has been an Equity Analyst for Guardian Life since 1996. Prior to that he was a quantitative analyst for Guardian Life beginning in September 1993.